UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 10, 2014, Bluerock Residential Growth REIT, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated November 4, 2014 (the “Form 8-K”) in conjunction with the acquisition of a material, indirect equity interest of a 95.0% indirect equity interest in a 306-unit apartment community known as ARIUM Grande Lakes (formerly Venue Apartments) located in Orlando, Florida (the “Grande Lakes Property”).

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Grande Lakes Property, which financial statements are filed as exhibits hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Real Estate Acquired

(b)	Pro Forma Financial Information.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the SEC.

1

ARIUM Grande Lakes

Contents

Independent Auditor’s Report	3-4

Financial Statements

Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2013 and the Nine Months Ended September 30, 2014 and 2013	5

Notes to Statements of Revenues and Certain Direct Operating Expenses	8

2

Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2013 of ARIUM Grande Lakes and related notes (“Historical Statement”).

Management’s Responsibility for the Historical Statements

Management is responsible for the preparation and fair presentation of the Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

3

Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of ARIUM Grande Lakes for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of ARIUM Grande Lakes’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

Chicago, Illinois

November 17, 2014

4

Financial Statements

5

ARIUM Grande Lakes

Statements of Revenues and Certain Direct Operating Expenses

(Dollars in thousands)

	Year Ended December 31, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
		(unaudited)	(unaudited)
Revenues
Rental income	$3,711	$2,892	$2,782
Other rental revenue	231	189	176

Total Revenues	3,942	3,081	2,958

Certain Direct Operating Expenses
Property operating expenses	941	726	701
Property taxes	407	366	365
Management fees	119	96	88

Total Certain Direct Operating Expenses	1,467	1,188	1,154

Revenues in Excess of Certain Direct Operating Expenses	$2,475	$1,893	$1,804

See accompanying notes to historical financial statements.

6

ARIUM Grande Lakes

Notes to Statements of Revenues and Certain Direct Operating Expenses

1.	Business

ARIUM Grande Lakes (the “Property”), formerly known as the Venue Apartments, is a 306 unit multi-family apartment community located in Orlando, Florida. It was purchased by Bluerock Residential Holdings, L.P., a Bluerock Residential Growth REIT, Inc. operating partnership, on November 4, 2014.

2.	Basis of Presentation

The accompanying Historical Statements of Revenues and Certain Direct Operating Expenses have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Statements have been prepared on the accrual basis of accounting and require management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and certain direct operating expenses during the reporting period. Actual results may differ from those estimates.

In preparation of the accompanying Historical Statements, subsequent events were evaluated for recognition or disclosure through November 17, 2014, which is the date the Historical Statements were issued.

3.	Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine months ended September 30, 2014 and 2013.

4.	Revenues

The Property contains multifamily housing units occupied under various lease agreements with tenants that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Other income consists of charges billed to tenants for utilities, carport and garage rental, pets, administrative, application and other fees and is recognized when earned.

5.	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs include property staff salaries, utilities, landscaping, insurance, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and professional fees are excluded.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2013, and nine months ended September 30, 2014, and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of September 30, 2014 and statement of operations for the year ended December 31, 2013, and nine months ended September 30, 2014 have been prepared to provide pro forma financial information with regard to each of the transactions described below. The unaudited pro forma financial information gives effect to:

(1)	The purchase of a 95% indirect interest in ARIUM Grande Lakes, which the Company expects to consolidate on its balance sheet.

(2)	Represents the preferred investment in Alexan CityCentre Apartments, which the Company records under the equity method on its balance sheet. As of September 30, 2014, the Company had $1.68 million remaining to be funded based on its initial commitment to fund a preferred investment for $6.56 million and earns 15.00% annually.

(3)	The completion of the Company’s follow-on offering of 3,035,444 shares of Class A common stock on October 8, 2014, or the follow-on offering. The following pro forma financials do not reflect the anticipated investment of these proceeds.

(4)	The sale of the Company’s 12.50% indirect equity interest in the Hillsboro property and the Company’s 24.70% indirect equity interest in the Creekside property.

(5)	The expected sale of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property and the Company’s 100% direct interest in the North Park Towers property. The following pro forma financials do not reflect the anticipated net proceeds from the sale of these two assets and the subsequent reinvestment.

The pro forma condensed consolidated balance sheet assumes that each of the transactions referred to above occurred on September 30, 2014. The pro forma consolidated statement of operations assume the transactions referred to above occurred on January 1, 2013. Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, or does it purport to represent our future financial position or results of operations.

The pro forma financial statements do not reflect the following:

•	the operations of the North Park Towers and Estates at Perimeter/Augusta properties in the statement of operations, as these assets are expected to be sold within the next twelve months;

•	anticipated net proceeds from the sale of the North Park Towers and Estates at Perimeter/Augusta properties; and

•	the investment of net proceeds from the follow-on offering.

8

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

(Continued)

All completed and planned acquisitions are accounted for using the acquisition method of accounting. The total consideration is allocated to the assets acquired or ultimately acquired and the liabilities assumed or ultimately assumed at their respective fair values on the date of acquisition. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”). The allocations of the purchase price for each of the planned acquisitions reflected in these unaudited pro forma condensed consolidated financial statements have not been finalized and are based upon preliminary estimates of fair values, which is the best available information as of the date of each acquisition. The final determination of the fair values of these assets and liabilities will be based on the actual valuations of tangible and intangible assets and liabilities that exist as of the date the transactions are completed. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities for each of these acquisitions could change significantly from those used in the accompanying unaudited pro forma condensed consolidated financial statements and could result in a material change in depreciation and amortization of tangible and intangible assets and liabilities.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, including the Follow-On Offering, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods. The final valuation of assets and liabilities, allocation of the purchase price, timing of completion of acquisitions and other changes to the acquisitions’ tangible and intangible assets and liabilities that occur prior to completion of the acquisitions, as well as the ability to satisfy other closing conditions, could cause material differences in the information presented.

9

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (Dollars in thousands, except share and per share amounts)

AS OF SEPTEMBER 30, 2014

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	ARIUM Grande Lakes (b)	Alexan CityCentre (c)	Disposals / Held For Sale items (d)	Other items (e)	Pro Forma Total
ASSETS
Real Estate
Land	$41,425	$5,200	$-	$-	$-	$46,625
Building and improvements	252,454	36,768	-	-	-	289,222
Construction in progress	229	-	-	-	-	229
Furniture, fixtures and equipment	8,282	467	-	-	-	8,749
Total Gross Operating Real Estate Investments	302,390	42,435	-	-	-	344,825
Accumulated depreciation	(10,036)	-	-	-	-	(10,036)
Total Net Operating Real Estate	292,354	42,435	-	-	-	334,789
Operating real estate held for sale, net	14,739	-	-	(14,739)	-	-
Total Net Real Estate Investments	307,093	42,435	-	(14,739)	-	334,789
Cash and cash equivalents	7,612	(14,443)	(1,682)	-	33,128	24,615
Restricted cash	4,214	-	-	-	-	4,214
Due from affiliates	544	-	-	-	-	544
Accounts receivables, prepaids and other assets	1,783	-	-	-	-	1,783
Investments in unconsolidated real estate joint ventures	12,876	-	1,682	(1,143)	-	13,415
In-place lease value, net	545	866	-	-	-	1,411
Deferred financing costs, net	2,131	349	-	-	-	2,480
Non-real estate assets associated with operating real estate held-for-sale	951	-	-	(951)	-	-
Total Assets	$337,749	$29,207	$-	$(16,833)	$33,128	$383,251

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Mortgage payable	$215,315	$29,444	$-	$-	$-	$244,759
Mortgage payable associated with operating real estate held-for-sale	11,500	-	-	(11,500)	-	-
Accounts payable	1,624	-	-	-	-	1,624
Other accrued liabilities	5,470	-	-	-	-	5,470
Due to affiliates	1,784	-	-	-	-	1,784
Distributions payable	596	-	-	-	-	596
Liabilities associated with operating real estate held-for-sale	435	-	-	(435)	-	-
Liabilities associated with discontinued operations	364	-	-	(364)	-	-
Total Liabilities	237,088	29,444	-	(12,299)	-	254,233

Commitments and contingencies	-	-	-	-	-	-
Redeemable common stock	-	-	-	-	-	-

Stockholders' Equity
Preferred stock, $0.01 par value, 250,000,000 shares authorized; none
issued and outstanding	-	-	-	-	-	-
Class A common stock, $0.01 par value, 747,586,185 shares authorized;	-	-	-	-	-
4,495,744 shares issued and outstanding, pro forma	45	-	-	-	30	75
Class B-1 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-
353,630 shares issued and outstanding, pro forma	4	-	-	-	-	4
Class B-2 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-
353,630 shares issued and outstanding, pro forma	4	-	-	-	-	4
Class B-3 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-
353,629 shares issued and outstanding, pro forma	4	-	-	-	-	4
Nonvoting convertible stock, $0.01 par value per share; 1,000 shares	-	-	-	-	-
authorized, no shares issued and outstanding	-	-	-	-	-	-
Additional paid-in-capital, net of costs	80,350	-	-	-	33,098	113,448
Cumulative distributions and net losses	(21,348)	(947)	-	(4,352)	-	(26,647)
Total Stockholders' Equity	59,059	(947)	-	(4,352)	33,128	86,888
Noncontrolling Interests
Operating Units	3,112	-	-	-	-	3,112
Partially Owned Properties	38,490	710	-	(182)	-	39,018
Total Noncontrolling interests	41,602	710	-	(182)	-	42,130
Total Equity	100,661	(237)	-	(4,534)	33,128	129,018
TOTAL LIABILITIES AND EQUITY	$337,749	$29,207	$-	$(16,833)	$33,128	$383,251

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q as of September 30, 2014.

(b)	The purchase of 95% indirect interest in ARIUM Grande Lakes, which the Company expects to consolidate on its balance sheet.

(c)	Represents the preferred investment in Alexan CityCentre Apartments, which the Company records under the equity method on its balance sheet. As of September 30, 2014, the Company had $1.68 million remaining to be funded based on its initial commitment to fund a preferred investment for $6.56 million and earns 15.00% annually.

(d)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property that was accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interests in the Creekside property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet. Additionally reflects the expected sale of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property that was accounted for under the equity method and the sale of the Company’s 100.00% direct equity interests in the North Park Towers property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet. The pro forma financials do not reflect the anticipated net proceeds from the sale of these two assets and the subsequent reinvestment.

(e)	Other items have been adjusted to reflect:

•	the $36.12 million in gross proceeds from the Follow-On Offering adjusted for $2.17 million in underwriting discounts and fees and $0.83 million in offering costs.

11

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except share and per share amounts)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)	Grove at Waterford (d)		Lansbrook Village (e)		ARIUM Grande Lakes (f)		UCF Orlando (g)		Alexan CityCentre (h)		Discontinued Operations (i)	Other items (j)	Pro Forma Total
Revenue
Net rental income	$19,754	$1,472		$-	$689		$2,962		$2,892		$-		$-		$(1,749)	$-	$26,020
Other	793	121		-	67		156		189		-		-		(108)	-	1,218
Total revenues	20,547	1,593		-	756		3,118		3,081		-		-		(1,857)	-	27,238
Expenses
Property operating expenses	9,008	608		-	305		1,442		1,188		-		-		(1,054)	-	11,497
General and administrative expenses	2,048	-		-	-		-		-		-		-		(1)	-	2,047
Asset management fees	548	-		-	-		-		-		-		-		(12)	-	536
Acquisition costs	3,528	-		-	-		-		-		-		-		(587)	-	2,941
Depreciation and amortization	9,864	(1,307	)(k)	-	(600	)(k)	(204	)(k)	329	(k)	-		-		(1,078)	-	7,004
Total expenses	24,996	(699)		-	(295)		1,238		1,517		-		-		(2,732)	-	24,025

Operating (loss) income	(4,449)	2,292		-	1,051		1,880		1,564		-		-		875	-	3,213

Other income (expense)
Other income	185	-		-	-		-		-		-		-		-	-	185
Equity in earnings (loss) of unconsolidated joint ventures	492	-		107	-		-		-		316		557		(4)	-	1,468
Interest expense	(5,551)	(460	)(l)	-	(192	)(m)	(800	)(n)	(403	)(o)	-		-		330	(268)	(7,344)
Total other (expense) income	(4,874)	(460)		107	(192)		(800)		(403)		316		557		326	(268)	(5,691)

Net income (loss) from continuing operations	(9,323)	1,832		107	859		1,080		1,161		316		557		1,201	(268)	(2,478)
`
Discontinued operations
(Loss) income on operations of rental property	(4)	-		-	-		-		-		-		-		4	-	-
Loss on early extinguishment of debt	(879)	-		-	-		-		-		-		-		880	-	1
Gain on sale of joint venture interests	1,006	-		-	-		-		-		-		-		(1,006)	-	-
Gain (loss) from discontinued operations	123	-		-	-		-		-		-		-		(122)	-	1

Net (loss) income	(9,200)	1,832		107	859		1,080		1,161		316		557		1,079	(268)	(2,477)

Net (loss) income attributable to Noncontrolling Interest
Operating Units	(321)	-		-	-		-		-		-		-		-	240	(81)
Partially Owned Properties	(1,150)	942	(p)	-	343	(p)	180	(p)	58	(p)	-		-		(152)	(69)	152
Net (loss) income attributable to Noncontrolling Interest	(1,471)	942		-	343		180		58		-		-		(152)	171	71
Net (loss) income attributable to common shareholders	$(7,729)	$890	(q)	$107	$516	(q)	$900	(q)	$1,103	(q)	$316	(q)	$557	(q)	$1,231	$(439)	$(2,548)

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$(1.87)																$(0.29)
Diluted Income (Loss) Per Common Share	$(1.87)																$(0.29)

Earnings (loss) per common share - discontinued operations
Basic Income (Loss) Per Common Share	$0.03																$-
Diluted Income (Loss) Per Common Share	$0.03																$-

Weighted Average Basic Common Shares Outstanding	$4,269,378																$8,917,655
Weighted Average Diluted Common Shares Outstanding	$4,269,378																$8,917,655

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2014.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2014. Pro forma adjustments to historical included: decreasing depreciation and amortization $1.72 million and increasing interest expense $0.04 million.

(c)	Represents the purchase of the Villas at Oak Crest Property as if these assets had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring from SOIF II earns a total 15.0% preferred return, calculated on the original $2.84 million contributed by SOIF II, compounded annually. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.10 million of equity in earnings from unconsolidated joint ventures, for the nine months ended September 30, 2014.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Grove at Waterford Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2014. Pro forma adjustments to historical included: decreasing depreciation and amortization $0.59 million and increasing interest expense $0.01 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2014. Pro forma adjustments to historical included: increasing depreciation and amortization $0.20 million and increasing interest expense $0.47 million.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Grande Lakes Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2014. Pro forma adjustments to historical included: decreasing depreciation and amortization $0.20 million and decreasing interest expense $0.40 million.

(g)	Represents the preferred investment in the UCF Orlando Property as if this investment had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns a total 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.32 million of equity in earnings from unconsolidated joint ventures, for the nine months ended September 30, 2014.

(h)	Represents the preferred investment in the Alexan CityCentre Property as if this investment had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns a total 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.56 million of equity in earnings from unconsolidated joint ventures, for the nine months ended September 30, 2014.

(i)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property that was accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interests in the Creekside property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations. Additionally reflects the expected sale of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property that was accounted for under the equity method and the expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(j)	Other items has been adjusted to reflect:

•	the Company’s purchase of an additional 41.10% indirect interest in Enders Place, which the Company already has a controlling interest in, as if this had been acquired on January 1, 2013.

•	the interest expense incurred on the supplemental Enders Place mortgage of $8.00 million which bears a fixed interest rate of 5.01% and matures on November 1, 2022. Pro forma adjustments to historical for the nine months ended September 30, 2014, included increasing interest expense $0.27 million.

•	the operating units’ interest in the consolidated property’s net income (loss).

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(Continued)

(k)	Represents depreciation and amortization expense adjustment to historical for the nine months ended September 30, 2014 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(l)	Represents interest expense incurred on a $41.82 million mortgage loan which bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(m)	Represents interest expense incurred on a $19.86 million mortgage loan which bears a fixed interest rate of 3.86% and matures on May 1, 2019, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(n)	Represents interest expense estimated to have incurred on the $42.00 million mortgage loan which bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(o)	Represents interest expense estimated to have incurred on the $29.44 million mortgage loan which bears a floating interest rate of 1-month LIBOR plus 1.67% and matures on December 1, 2024, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(p)	Represents the noncontrolling interest in the consolidated property’s net income (loss).

(q)	Represents the Company’s interest in the consolidated property’s net income (loss).

(r)	Acquisition expenses and fees of $0.63 million related to the acquisition of the ARIUM Grande Lakes property have been excluded due to its nature of being a nonrecurring charge.

14

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except share and per share amounts)
FOR THE YEAR ENDED DECEMBER 31, 2013

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)		Grove at Waterford (d)		Lansbrook Village (e)		Arium Grande Lakes (f)		UCF Orlando (g)	Alexan CityCentre (h)	Discontinued Operations (i)	Other items (j)	Pro Forma Total
Revenue
Net rental income	$11,675	$5,935		$-		$2,721		$6,623		$3,711		$-	$-	$-	$-	$30,665
Other	540	565		-		311		416		231		-	-	-	-	2,063
Total revenues	12,215	6,500		-		3,032		7,039		3,942		-	-	-	-	32,728
Expenses
Property operating expenses	6,200	2,920		-		1,235		3,613		1,467		-	-	-	-	15,435
General and administrative expenses	1,307	-		-		-		-		-		-	-	(1)	-	1,306
Asset management fees	489	-		-		-		-		-	(r)	-	-	(70)	-	419
Acquisition costs	192	-	(k)	-	(k)	-	(k)	-	(k)	-	(k)	-	-	-	-	192
Depreciation and amortization	5,152	3,131	(l)	-		1,523	(l)	3,692	(l)	2,112	(l)	-	-	-	-	15,610
Total expenses	13,340	6,051		-		2,758		7,305		3,579		-	-	(71)	-	32,962

Operating (loss) income	(1,125)	449		-		274		(266)		363		-	-	71	-	(234)

Other income (expense)
Equity in earnings (loss) of unconsolidated joint ventures	(103)	-		427		-		-		-		544	985	103	-	1,956
Equity in gain on sale of real estate asset of unconsolidated joint venture	1,604	-		-		-		-		-		-	-	(1,604)	-	-
Interest expense	(4,595)	(1,840	)(m)	-		(766	)(n)	(1,869	)(o)	(537	)(p)	-	-	-	(404)	(10,011)
Total other (expense) income	(3,094)	(1,840)		427		(766)		(1,869)		(537)		544	985	(1,501)	(404)	(8,055)

Net income (loss) from continuing operations	(4,219)	(1,391)		427		(492)		(2,135)		(174)		544	985	(1,430)	(404)	(8,289)

Discontinued operations
(Loss) income on operations of rental property	(194)	-		-		-		-		-		-	-	194	-	-
(Loss) income from discontinued operations	(194)	-		-		-		-		-		-	-	194	-	-

Net (loss) income	(4,413)	(1,391)		427		(492)		(2,135)		(174)		544	985	(1,236)	(404)	(8,289)

Net (loss) income attributable to Noncontrolling Interest
Operating Units	-	-		-		-		-		-		-	-	-	(170)	(170)
Partially Owned Properties	(1,443)	(715	)(q)	-		(197	)(q)	(354	)(q)	-	(q)	-	(9)	120	(150)	(2,748)
Net (loss) income attributable to Noncontrolling Interest	(1,443)	(715)		-		(197)		(354)		-		-	(9)	120	(320)	(2,918)
Net (loss) income attributable to common shareholders	$(2,970)	$(676	)(r)	$427		$(295	)(r)	$(1,781	)(r)	$(174	)(r)	$544	$994	$(1,356)	$(84)	$(5,371)

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$(1.18)															$(0.60)
Diluted Income (Loss) Per Common Share	$(1.18)															$(0.60)

Earnings (loss) per common share - discontinued operations
Basic Income (Loss) Per Common Share	$(0.09)															$-
Diluted Income (Loss) Per Common Share	$(0.09)															$-

Weighted Average Basic Common Shares Outstanding	2,348,849															8,917,655
Weighted Average Diluted Common Shares Outstanding	2,348,849															8,917,655

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

15

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2013, as adjusted for reclassifying Enders Place property from discontinued operations to continuing operations.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $1.54 million and increasing interest expense $0.12 million.

(c)	Represents the purchase of the Villas at Oak Crest Property as if these assets had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring from SOIF II earns a total 15.0% preferred return, calculated on the original $2.84 million contributed by SOIF II, compounded annually. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.43 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2013.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Grove at Waterford Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $0.64 million and increasing interest expense $0.35 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $3.69 million and increasing interest expense $1.87 million.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Grande Lakes Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $1.47 million and decreasing interest expense $0.83 million.

(g)	Represents the preferred investment in the UCF Orlando Property as if this investment had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns a total 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.54 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2013.

(h)	Represents the preferred investment in the Alexan CityCentre Property as if this investment had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns a total 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.98 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2013.

(i)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property that was accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interests in the Creekside property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations. Additionally reflects the expected sale of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property that was accounted for under the equity method and the expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(j)	Other items have been adjusted to reflect:

•	the Company’s purchase of an additional 41.10% indirect interest in Enders Place, which the Company already has a controlling interest in, as if this had been acquired on January 1, 2013.

•	the interest expense incurred on the supplemental Enders Place mortgage of $8.00 million which bears a fixed interest rate of 5.01% and matures on November 1, 2022. Pro forma adjustments to historical for the year ended December 31, 2013, included increasing interest expense $0.40 million.

•	the operating units’ interest in the consolidated property’s net income (loss).

16

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(Continued)

(k)	Acquisition expenses and fees of $2.70 million related to the acquisitions of interests noted above have been excluded due to their nature of being nonrecurring charges. This includes the approximately $2.12 million in acquisition fees under the initial advisory agreement related to the acquisitions calculated based on 2.50% of the pro rata acquisition price, as well as approximately $0.58 million in acquisition related expenditures calculated based on 0.50% of the pro rata acquisition price for Springhouse at Newport News, Village Green of Ann Arbor, Villas at Oak Crest, and Grove at Waterford properties, and 1.50% of the acquisition price for North Park Towers.

(l)	Represents depreciation and amortization expense for the year ended December 31, 2013 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(m)	Represents interest expense incurred on a $41.82 million mortgage loan which bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(n)	Represents interest expense incurred on a $19.86 million mortgage loan which bears a fixed interest rate of 3.86% and matures on May 1, 2019, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(o)	Represents interest expense estimated to have incurred on the $42.00 million mortgage loan which bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(p)	Represents interest expense estimated to have incurred on the $29.44 million mortgage loan which bears a floating interest rate of 1-month LIBOR plus 1.67% and matures on December 1, 2024, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(q)	Represents the noncontrolling interest in the consolidated property’s net income (loss).

(r)	Represents the Company’s interest in the consolidated property’s net income (loss).

17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: November 17, 2014	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

18